UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2020

Proofpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35506	51-0414846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

892 Ross Drive, Sunnyvale CA	94089
(Address of principal executive offices)	(Zip Code)

(408) 517-4710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PFPT	NASDAQ

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

Proofpoint, Inc. (“Proofpoint”) is filing this Amendment No. 1 (this “Amended Report”) to the Current Report on Form 8-K furnished by Proofpoint earlier on May 7, 2020 (the “Original Report”) to replace and supersede the press release attached as Exhibit 99.1 to the Original Report.  The press release attached to this Amended Report includes supplementary information relating to forward-looking guidance from Proofpoint for its full year 2020 financial outlook.  This Amended Report is being furnished solely to attach the amended version of such press release.  The text of Item 2.02 from the Original Report is unchanged.

Item 2.02	Results of Operation and Financial Condition.

On May 7, 2020, Proofpoint issued a press release announcing financial results for the quarter ended March 31, 2020.

In addition to following our press releases and SEC filings, investors should also monitor the investors section of our website at investors.proofpoint.com, as we post investor-oriented information such as news and events, financial filings, webcasts, presentations and other relevant materials to it.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto (the “2.02 Information”) are being furnished pursuant to Item 2.02 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will the 2.02 Information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release of Proofpoint, Inc. announcing earnings results, dated May 7, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proofpoint, Inc.

Date: May 7, 2020	By:	/s/ Paul Auvil
Paul Auvil
Chief Financial Officer

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